UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 29, 2014

CANNABIS KINETICS CORP.
(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

333-179390	99-0372219
(Commission File Number)	(IRS Employer Identification No.)

3240 W 71st Ave, Unit 5

Westminster CO 80030

 (Address of Principal Executive Offices, Zip Code)

(720)-319-5602

 (Registrant's Telephone Number, Including Area Code)

_____________________________________________________

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.06 CHANGE IN SHELL COMPANY STATUS.

Cannabis Kinetics Corp. (the “Company”) is actively involved in the business of being a fully-integrated cannabis management company. Since March 2014 we have achieved the following milestones in connection with our business strategy:

  Effectuated control of the Company by purchasing all the restricted shares from former principals of the Company and having a management team comprised of entrepreneurs with extensive experience in marijuana and marijuana related businesses;
  Raised an aggregate of $370,000 in working capital through the sale of a series of preferred stock;
  Consummated the acquisition of certain intellectual property, including trademarks and domain names, to be used by the Company in branding and marketing its products and services;
  Executed a Plan of Merger with Jeremy N. Stout, Inc. d/b/a The Big Tomato, a Colorado corporation, to purchase all the assets of The Big Tomato; and
  Generated sales of CoCo Coir pursuant to its exclusive distributorship agreement with Ivory Coco International, LLC.

As a result of these milestones, we have ceased being considered a "shell company" (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended).

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward looking statements that involve risks and uncertainties. All statements other than statements of historical fact contained in this Current Report on Form 8-K, including statements regarding future events, our future financial performance, business strategy and plans and objectives of management for future operations, are forward-looking statements. We have attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “should,” or “will” or the negative of these terms or other comparable terminology. Forward-looking statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks outlined under “Risk Factors” or elsewhere in this Current Report on Form 8-K, which may cause our actual results, levels of activity, performance or achievements expressed or implied by these forward-looking statements to differ materially from those contained in any forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time and it is not possible for us to predict all risk factors, nor can we address the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause our actual results to differ materially from those contained in any forward-looking statements. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information or future events.

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FORM 10 INFORMATION

Overview

The Company is currently focusing on various business opportunities in the recreational and medical marijuana industry. The Company intends to bring sound management practice, operational systems and strict inventory control to the recreational and medical marijuana sales industry, with a focus on providing its clients with turnkey establishment and operational expertise of marijuana dispensaries. While not directly engaged in the sale of marijuana, Cannabis Kinetics Corporation hopes to offer the complete spectrum of capabilities that elevate the business of marijuana from the erratically stocked, staffed and managed independent-store model to that of an efficient, well-stocked and consistently managed organization. The Company hopes to handle all facets of dispensary operations, from property management, technology and equipment leasing to inventory control, staffing and day-to-day operational management.

Company Corporate History

We were incorporated on September 14, 2010 in the State of Nevada under the name Lingas Resources, Inc. On June 19, 2013, in connection with the merger of our wholly-owned subsidiary, Lingas Prime, Inc., a Nevada corporation, with and into the Company, we changed our name to Lingas Ventures, Inc. and increased our authorized capital stock to 2,610,000,000 shares of common stock.

On March 19, 2014, John Ngitew and Grace Parinas, the principals stockholders of Lingas Ventures, Inc. (“Lingas”), entered into a stock purchase agreement (the “Purchase Agreement”) which provided for the sale of 145,000,000 shares of common stock of Lingas (the “Purchased Shares”) to Eric Hagen (49,000,000 shares); Jonathan Hunt (48,000,000 shares) and Steven Brandt (48,000,000 shares) (collectively, the “Purchaser”). The consideration paid for the Purchased Shares, which represented 50% of the issued and outstanding share capital of Lingas on a fully-diluted basis, was $21,750. Mr. Ngitew released the Company from all debts owed to him.

In connection with the disposition of the Purchase Shares, both John Ngitew and Grace Parinas resigned from all their respective positions as officers and directors of the Company. The Board of Directors of the Company elected Eric Hagen as President and Chief Executive Officer, Jonathan Hunt as Vice President and Secretary and Steven Brandt as Vice President and Treasurer. Messrs. Hagen, Hunt and Brandt also appointed as directors of the Company.

Effective May 15, 2014, we changed our name from Lingas Ventures, Inc. to Cannabis Kinetics Corp.

Effective May 15, 2014, we effectuated a 1 for 10 reverse stock split which reduced the number of shares issued and outstanding from 290,057,004 to 29,005,700 shares. As a result of the Amendment to our Articles of Incorporation, we are now authorized to issue 10,000,000 shares of blank check preferred stock. The number of authorized shares of common stock, 2,610,000,000, par value $.001 per share, was not affected by the amendment.

On June 20, 2014, each of Steven Brandt, Jonathan Hunt and Eric Hagen, the officers and directors of the Company, entered into an exchange agreement with the Company (the “Exchange Agreement”) pursuant to which each such individual agreed to convert $2,750 owed to him by the Company into 91,666 shares of Series A Convertible Preferred Stock of the Company (the “Series A Stock”). Upon the exchange, the aggregate outstanding balance of $8,250 and any accrued interest thereon was deemed extinguished in consideration of the issuance of an aggregate of 274,998 shares of the Series A Stock. The Series A Stock is convertible at any time at the option of the holder into shares of common stock at a conversion ratio of 200 shares of common stock for each share of Series A Stock, subject to adjustment, and votes on an as-is converted basis.

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Acquisition of Intellectual Property from REM International

On September 11, 2014 we acquired substantially all of the assets of REM International, LLC, a Colorado limited liability company (“REM”) pursuant to an asset purchase agreement, dated June 6, 2014, by and among the Company, REM, and Robert E. Matuszewki, the owner of all of the issued and outstanding equity interests in REM. The consideration paid by the Company for the assets was $118,500 and the issuance of 1,500,000 shares of the Company’s common stock, par value $0.001 per share. Pursuant to the amendment to the Purchase Agreement dated as of September 11, 2014, the Company agreed to pay REM $7,000 for the next five months and commencing March 2015 $12,750 for the subsequent six months. The assets purchased consist of certain intellectual property, including trademarks and domain names. We did not assume any liabilities in connection with the acquisition.

See the Current Report on Form 8-K filed with the Securities and Exchange Commission on September 12, 2014 and on June 11, 2014 for all the terms and conditions of the acquisition of assets from REM, including the purchase agreement and amendment which were filed as exhibits to such Reports. All statements made herein are qualified in their entirety by reference to such filings.

Agreement to Acquire The Big Tomato

On October 17, 2014, the Company entered into a Plan of Merger with Jeremy N. Stout, Inc. d/b/a The Big Tomato, a Colorado corporation (“The Big Tomato”). Pursuant to the Plan of Merger, the Company will acquire the shares of The Big Tomato for (i) $400,000 in cash, to be paid at closing; (ii) two secured promissory notes made payable to the two shareholders of The Big Tomato in the aggregate amount of $2,000,000; and (iii) 2,700,000 shares of common stock of the Company. The notes are payable in eight equal installments of $125,000 each with 8% per year and will be secured by all the assets and the stock of The Big Tomato.

The Company, working with the sellers of The Big Tomato as well as the Company's accountants and auditors, is hoping to close on said acquisition within the next 60 days.

See the Current Report on Form 8-K filed with the Securities and Exchange Commission on October 22, 2014 for all the terms and conditions of the proposed acquisition.

Sales of Coco Coir

On September 25, 2014, the Company executed an Exclusive Distributorship Agreement with Ivory Coco International, LLC. As a result, the Company became the exclusive world-wide distributor and supplier of Coco Coir, an all natural growing medium made from ground coconut husk. We are responsible for promoting and obtaining sales of Coco Coir, and the supplier shall not advertize, solicit or make sales of Coco Coir. Ivory Coco also agreed not to appoint any other distributors of Coco Coir. The Company sets the prices and is solely responsible for the distribution of the product. Our agreement with Ivory Coco is for a 5-year term, and provided we give notice have the ability to renew the exclusive agreement for an additional two 5-year terms. We received delivery of our initial order for 2,267 pounds of Coco Coir.

For all the terms and conditions of the Exclusive Distributorship Agreement, reference is hereby made to such agreement annexed hereto as Exhibit 10.7. All statements made herein concerning the Agreement are qualified by reference to said Exhibit.

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Market

Exponentially Growing US Marketplace. Cannabis industry research firm ArcView has conservatively projected the highly fragmented $2.3 billion US cannabis industry will increase 700 percent from 2013’s $1.43 billion to $10.2 billion by 2018; a more than four-fold increase from 2014’s estimated $2.34 billion.

Colorado is the Company’s primary near-term market. Colorado’s legal marijuana market is estimated to total $1 billion in 2014. Of that, recreational sales are estimated to comprise $600,000,000. This roughly translates to 117,187 lbs. of recreational marijuana sold exclusively through state licensed dispensaries.

To date, 23 states and Washington, D.C., have legalized medical marijuana. Gov. Pat Quinn signed the Compassionate Use of Medical Cannabis Pilot Program Act on Aug. 1, 2013, and it went into effect Jan. 1. In 2014, the first recreational marijuana dispensaries opened in Colorado and Washington. The state of Washington issued its first retail license in March of 2014, with its first stores opening in June. Recreational marijuana sales became legal in Colorado on January 1, 2014, and on the first day, 400+ dispensaries sold in excess of $5 million of marijuana and marijuana related products.

In January when only a handful of recreational stores opened in Denver, $500+ ounces were not unusual. In June of 2014, the State now has more than 75 recreational stores in Denver, and prices are starting to reflect this competitive environment. A competitive environment has been established within the recreational sales vertical of marijuana within the state of Colorado to attract the Out-of-state residents and tourists. Out-of-state visitors can only purchase a ¼ ounce in a single transaction. The average cost of a ¼ ounce of marijuana is averaging at $80 + tax. Reviews throughout the state reflect that Denver sells an ounce of top shelf recreational marijuana at an average cost of $250 + tax (21.12%) and competition in this marketplace can reflect prices at $150 per recreational ounce.

According to the state of Colorado’s estimates, as the industry ramps to meet demand, recreational marijuana sales will exceed $600 million in 2014 and existing, established marijuana cultivation facilities will also ramp-up to meet this demand leading the way for price fixing and potentially driving smaller, non-established or operationally defunct marijuana company’s out of business.

Intellectual Property

In connection with the acquisition of the assets of REM International, LLC, the Company acquired the domains names and trademarks listed below related to food and beverage products, global sourcing and trade which the Company currently intends to use in the marijuana and cannabis industries in the state of Colorado, where medical and recreational marijuana is legal.

Registered Domains Property:

RemBev.com

EastWestAccess.com

HogFuel.com

JimmyDrink.com

JimmieDrink.com

FreakyFastEnergy.com

48Fuel.com

PapasPunch.com

MonarchAmerica.com

GetMfused.com

GetMfuzed.com

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Trademarks Property:

Jimmy Drink™ (Pending - Partnership)

Freaky Fast Energy™ (Registered)

Papa’s Punch™ (Notice of Allowance)

Better Ingredients, Better Energy™ (Pending)

48 Fuel™ (pending)

Hog Fuel™ (Pending – Filed, In Review)

Monarch™ (Pending – Filed, In Review)

MFuze™ / MFuse™ (Pending – Filed, In Review)

Employees

We currently have one employee and one consultant.

Properties

We currently maintain a mailing address at 3240 W. 7st Avenue, Unit 5, Westminister, Colorado 80030. Our telephone number there is (720) 319-5602.

Government Regulation:

Marijuana is a Schedule-I controlled substance and is illegal under federal law. Even in those states in which the use of marijuana has been legalized, its use remains a violation of federal law. In Colorado, our business will be governed by the Colorado Secretary of State and The Department of Regulatory Agencies.

Legal Proceedings

There are no pending legal proceedings to which the Company is a party or in which any director, officer or affiliate of the Company, any owner of record or beneficially of more than 5% of any class of voting securities of the Company, or security holder is a party adverse to the Company or has a material interest adverse to the Company. The Company’s property is not the subject of any pending legal proceedings.

RISK FACTORS

You should carefully consider the risks described below together with all of the other information included in this report before making an investment decision with regard to our securities. The statements contained in or incorporated herein that are not historic facts are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by forward-looking statements. If any of the following risks actually occurs, our business, financial condition or results of operations could be harmed. In that case, you may lose all or part of your investment.

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Risks Relating to Our Business

WE HAVE NO OPERATING HISTORY ON WHICH INVESTORS CAN BASE AN EVALUATION OF OUR BUSINESS AND PROSPECTS.

We are a development stage company, with no history of operations. Our business is in the early stage of development and we have not generated any revenues to date. Significant additional development and marketing of our business is necessary prior to our achieving revenues or profitability, if ever. Accordingly, we have no operating history upon which to base an evaluation of our business and prospects. We may not successfully implement all or any of our business strategies or successfully address the risks and uncertainties that we encounter. These potential uncertainties include, but are not limited to, unanticipated problems relating to the ability to generate sufficient cash flow to operate our business, and additional costs and expenses that may exceed current estimates. We anticipate that we will incur increased operating expenses without realizing any revenues. We expect to incur significant losses into the foreseeable future. We recognize that if the effectiveness of our business plan is not forthcoming, we will not be able to continue business operations. There is no history upon which to base any assumption as to the likelihood that we will prove successful, and it is doubtful that we will generate any operating revenues or ever achieve profitable operations. If we are unsuccessful in addressing these risks, our business will most likely fail.

BECAUSE WE WERE CONSIDERED TO BE A "SHELL COMPANY" UNDER APPLICABLE SECURITIES RULES, INVESTORS MAY NOT BE ABLE TO RELY ON THE RESALE EXEMPTION PROVIDED BY RULE 144 OF THE SECURITIES ACT. AS A RESULT, INVESTORS MAY NOT BE ABLE TO RE-SELL OUR SHARES AND COULD LOSE THEIR ENTIRE INVESTMENT.

We were considered to be a "shell company" under Rule 405 of Regulation C of the Securities Act. A "shell company" is a company with either no or nominal operations or assets, or assets consisting solely of cash and cash equivalents. Pursuant to Rule 144, one year must elapse from the time a company ceases to be a "shell company" and files Form 10 information with the SEC, during which time the issuer must remain current in its filing obligations, before a restricted shareholder can resell their holdings in reliance on Rule 144. The term "Form 10 information" means the information that is required by SEC Form 10, to register under the Exchange Act each class of securities being sold under Rule 144. The Form 10 information is deemed filed when the initial filing is made with the SEC. Under Rule 144, restricted or unrestricted securities, that were initially issued by a reporting or non-reporting shell company or a company that was at anytime previously a reporting or non-reporting shell company, can only be resold in reliance on Rule 144 if the following conditions are met: (1) the issuer of the securities that was formerly a reporting or non-reporting shell company has ceased to be a shell company; (2) the issuer of the securities is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act; (3) the issuer of the securities has filed all reports and material required to be filed under Section 13 or 15(d) of the Exchange Act, as applicable, during the preceding twelve months (or shorter period that the issuer was required to file such reports and materials), other than Form 8-K reports; and (4) at least one year has elapsed from the time the issuer filed the current Form 10 type information with the SEC reflecting its status as an entity that is not a shell company. As a result, our investors are not allowed to rely on Rule 144 of the Securities Act for a period of one year from the date that we cease to be a shell company. Because investors may not be able to rely on an exemption for the resale of their shares other than Rule 144, and there is no guarantee that we will continue to file all reports and material required to be filed under applicable rules and regulations of the SEC, they may not be able to re-sell their shares in the future and could lose their entire investment as a result.

OUR INDEPENDENT AUDITORS HAVE EXPRESSED THEIR CONCERN AS TO OUR ABILITY TO CONTINUE AS A GOING CONCERN.

As a result of our financial condition, we have received a report from our independent registered public accounting firm for our financial statements for the period from September 14, 2010 (inception) to November 30, 2013 and the years ended November 30, 2013 and 2012 that includes an explanatory paragraph describing the uncertainty as to our ability to continue as a going concern. We had a working capital deficit of $40,735 and accumulated losses of $90,735 for the period from inception through November 30, 2013 which raises substantial doubt about its ability to continue as a going concern.

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OUR MANAGEMENT HAS NO EXPERIENCE IN MANAGING AND OPERATING A PUBLIC COMPANY. ANY FAILURE TO COMPLY OR ADEQUATELY COMPLY WITH FEDERAL SECURITIES LAWS, RULES OR REGULATIONS COULD SUBJECT US TO FINES OR REGULATORY ACTIONS, WHICH MAY MATERIALLY ADVERSELY AFFECT OUR BUSINESS, RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Our current management has no experience managing and operating a public company and relies in many instances on the professional experience and advice of third parties including its attorneys and accountants. Failure to comply or adequately comply with any laws, rules, or regulations applicable to our business may result in fines or regulatory actions, which may materially adversely affect our business, results of operation, or financial condition and could result in delays in the development of an active and liquid trading market for our stock.

WE HAVE A HISTORY OF OPERATING LOSSES AND EXPECT TO CONTINUE INCURRING LOSSES FOR THE FORESEEABLE FUTURE.

We incurred losses since inception and cannot anticipate when, if ever, our operations will become profitable. We expect to incur significant net losses as we develop our business and pursue our business strategy. For the six months ended May 31, 2014, the Company had a net loss of $176,223,We intend to invest significantly in our business before we expect cash flow from operations to be adequate to cover our operating expenses. If we are unable to execute our business strategy and grow our business, for any reason, our business, prospects, financial condition and results of operations will be adversely affected. These factors raise substantial doubt about our ability to continue as a going concern. The Company’s ability to continue as a going concern is dependent on its ability to raise additional capital. We cannot predict when, if ever, we will be successful in raising additional capital and, accordingly, we may be required to cease operations at any time, if we do not have sufficient working capital to pay our operating costs.

IF WE ARE UNABLE TO OBTAIN ADDITIONAL FUNDING, OUR BUSINESS OPERATIONS WILL BE HARMED.

We will require funding to implement our business strategy and develop and commercialize our products. We anticipate that we will require a minimum of $600,000 to fund our planned activities for the next twelve months for working capital. We may issue additional equity securities to raise needed capital. We may be unable to secure such funding when needed in adequate amounts or on acceptable terms, if at all. Any additional equity financing may involve substantial dilution to our then existing stockholders. The inability to raise the additional capital will restrict our ability to develop and conduct business operations.

If adequate additional financing is not available on reasonable terms, we may not be able to carry out our corporate strategy and we would be forced to modify our business plans accordingly. There is no assurance that additional financing will be available to us.

In connection with our growth strategies, we may experience increased capital needs and accordingly, we may not have sufficient capital to fund our future operations without additional capital investments. Our capital needs will depend on numerous factors, including (i) our profitability; (ii) the release of competitive products by our competition; (iii) the level of our investment in research and development; and (iv) the amount of our capital expenditures, including acquisitions. We cannot assure you that we will be able to obtain capital in the future to meet our needs.

In recent years, the securities markets in the United States have experienced a high level of price and volume volatility, and the market price of securities of many companies have experienced wide fluctuations that have not necessarily been related to the operations, performances, underlying asset values or prospects of such companies. For these reasons, our securities can also be expected to be subject to volatility resulting from purely market forces over which we will have no control. If we need additional funding we will, most likely, seek such funding in the United States and the market fluctuations affect on our stock price could limit our ability to obtain equity financing.

Even if we do find a source of additional capital, we may not be able to negotiate terms and conditions for receiving the additional capital that are favorable to us. Any future capital investments could dilute or otherwise materially and adversely affect the holdings or rights of our existing shareholders. We cannot give you any assurance that any additional financing will be available to us, or if available, will be on terms favorable to us. If we cannot raise adequate capital on reasonable terms, investors will face a significant risk of losing their investments in their entirety.

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IF WE LOSE ANY OF OUR KEY MANAGEMENT PERSONNEL, WE MAY NOT BE ABLE TO SUCCESSFULLY MANAGE OUR BUSINESS OR ACHIEVE OUR OBJECTIVES.

Our future success depends in large part upon the leadership and performance of our management. The Company’s operations and business strategy are dependent upon the knowledge and business contacts of our executive officers. Although, we hope to retain the services of all of our officers, if an officer should choose to leave us for any reason before we have hired additional personnel, our operations may suffer. If we should lose their services before we are able to engage and retain qualified employees to execute our business plan, we may not be able to continue to develop our business as quickly or efficiently.

In addition, we must be able to attract, train, motivate and retain highly skilled and experienced employees in order to successfully develop our business. Qualified employees often are in great demand and may be unavailable in the time frame required to satisfy our business requirements. We may not be able to attract and retain sufficient numbers of highly skilled employees in the future. The loss of personnel or our inability to hire or retain sufficient personnel at competitive rates of compensation could impair our ability to successfully grow our business. If we lose the services of any of our personnel, we may not be able to replace them with similarly qualified personnel, which could harm our business.

MARIJUANA IS DEEMED TO BE ILLEGAL UNDER THE FEDERAL CONTROLLED SUBSTANCES ACT.

Growing medical marijuana is deemed to be illegal under the Federal Controlled Substances Act even though such activities may be permissible under state law. A risk exists that our activities could be deemed to be facilitating the selling or distribution of marijuana in violation of the federal Controlled Substances Act, or to constitute aiding or abetting, or being an accessory to, a violation of that Act. We are currently unaware of such a broad application of the Controlled Substances Act by federal authorities, however any such application could cause our business to fail. The United States Supreme Court has ruled in United States v. Oakland Cannabis Buyers’ Coop. and Gonzales v. Raich that it is the federal government that has the right to regulate and criminalize cannabis, even for medical purposes. Since federal law criminalizing the use of marijuana preempts state laws that legalize its use, strict enforcement of federal law regarding marijuana would likely result in our inability to proceed with our business plan and could cause us to cease our business.

CHANGES REGARDING THE LEGAILITY OF MARIJUANA MAY AFFECT OUR PROPOSED BUSINESS.

There is a substantial amount of change occurring in various states of the United States regarding the use of marijuana. Marijuana is currently classified as a Schedule I controlled substance under the Controlled Substances Act (U.S.C. Section 811) which generally means that Congress has determined that marijuana is a dangerous drug and that the illegal distribution and sale of marijuana is a serious crime. The Controlled Substances Act does not recognize the differences between medical and recreational uses of marijuana and all uses are prohibited. On the other hand several states have legalized various aspects of marijuana manufacture and distribution, although such activities are subject to stringent licensing and regulation which vary from state to state. In many states there exists a clear conflict between Federal and state law which has yet to be resolved. Developments or changes in such laws may affect our business and prospects.

OUR FUTURE CUSTOMERS MAY HAVE DIFFICULTY ACCESSING BANKS, WHICH MAY MAKE IT DIFFICULT FOR THEM TO PURCHASE OUR PRODUCTS AND SERVICES.

As discussed above, the use of marijuana is illegal under federal law. Therefore, there is a compelling argument that banks cannot accept for deposit funds from the drug trade and therefore cannot do business with our customers that traffic in marijuana, and clinic operators often have trouble finding a bank willing to accept their business. While there has been discussion regarding amending banking regulations and laws in order to allow banks to transact business with state-authorized medical marijuana businesses, there can be no assurance legislation will be successful, that banks will decide to do business with medical marijuana retailers, or that in the absence of legislation state and federal banking regulators will not strictly enforce current prohibitions on banks handling funds generated from an activity that is illegal under federal law. The inability of potential customers to open accounts and otherwise use the service of banks may make it difficult for them to purchase our products and services.

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WE PLAN TO OPERATE IN A NEW INDUSTRY, AND WE MAY NOT SUCCEED.

We have a limited operating history and may not succeed. The regulated marijuana industry is a new industry that as a whole may not succeed, particularly should the Federal government change course and decide to prosecute those dealing in marijuana under Federal law. If that happens there may not be an adequate market for our products. As a new industry there are not established legal players whose business model we can follow or build on the success of. Similarly, there is not information about comparable companies available for potential investors to review in making a decision about whether to invest in our company. Further, as the marijuana industry is a new market it is ripe for technological advancements that could limit or eliminate the need for our products.

WE ARE SUBJECT TO EXTENSIVE FINANCIAL REPORTING AND RELATED REQUIREMENTS FOR WHICH OUR ACCOUNTING AND OTHER MANAGEMENT SYSTEMS AND RESOURCES MAY NOT BE ADEQUATELY PREPARED.

We are subject to reporting and other obligations under the Securities Exchange Act of 1934, as amended, including the requirements of Section 404 of the Sarbanes-Oxley Act. Section 404 requires us to conduct an annual management assessment of the effectiveness of our internal controls over financial reporting. These reporting and other obligations will place significant demands on our management, administrative, operational and accounting resources.

WE MAY BE AT RISK TO ACCURATELY REPORT FINANCIAL RESULTS OR DETECT FRAUD IF WE FAIL TO MAINTAIN AN EFFECTIVE SYSTEM OF INTERNAL CONTROLS.

As directed by Section 404 of the Sarbanes-Oxley Act of 2002, the SEC adopted rules requiring public companies to include a report that contains an assessment by management on the Company’s internal control over financial reporting in their annual and quarterly reports on Form 10-K and 10-Q. We cannot assure you that significant deficiencies or material weaknesses in our disclosure controls and internal control over financial reporting will not be identified in the future. Also, future changes in our accounting, financial reporting, and regulatory environment may create new areas of risk exposure. Failure to modify our existing control environment accordingly may impair our controls over financial reporting and cause our investors to lose confidence in the reliability of our financial reporting, which may adversely affect our stock price.

WE WILL INCUR SIGNIFICANT COSTS TO ENSURE COMPLIANCE WITH UNITED STATES CORPORATE GOVERNANCE AND ACCOUNTING REQUIREMENTS.

We will incur significant costs associated with our public company reporting requirements, costs associated with newly applicable corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002 and other rules implemented by the Securities and Exchange Commission. We expect all of these applicable rules and regulations to significantly increase our legal and financial compliance costs and to make some activities more time consuming and costly. We also expect that these applicable rules and regulations may make it more difficult and more expensive for us to obtain director and officer liability insurance and we may be required to accept reduced policy limits and coverage or incur substantially higher costs to obtain the same or similar coverage. As a result, it may be more difficult for us to attract and retain qualified individuals to serve on our board of directors or as executive officers. We are currently evaluating and monitoring developments with respect to these newly applicable rules, and we cannot predict or estimate the amount of additional costs we may incur or the timing of such costs.

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THE ISSUANCE OF SHARES UPON CONVERSION OF THE PREFERRED SHARES AND EXERCISE OF OUTSTANDING WARRANTS AND OPTIONS WILL CAUSE IMMEDIATE AND SUBSTANTIAL DILUTION TO OUR EXISTING STOCKHOLDERS.

As of September 8, 2014, there are currently 274,998 shares of our Series A Stock outstanding convertible into an aggregate of 54,999,600 shares of common stock and 122,152 shares of our Series B Convertible Preferred Stock (the “Series B Stock”) outstanding convertible into an aggregate of 2,931,648 shares of common stock. The issuance of shares upon conversion of preferred stock will result in substantial dilution to the interests of other stockholders since the selling security holders may ultimately convert and sell the full amount issuable on conversion.

OUR COMMON STOCK IS SUBJECT TO THE "PENNY STOCK" RULES OF THE SEC AND THE TRADING MARKET IN OUR SECURITIES IS LIMITED, WHICH MAKES TRANSACTIONS IN OUR STOCK CUMBERSOME AND MAY REDUCE THE VALUE OF AN INVESTMENT IN OUR STOCK.

The SEC has adopted Rule 15g-9 which establishes the definition of a "penny stock," for the purposes relevant to us, as any equity security that has a market price of less than $5.00 per share or with an exercise price of less than $5.00 per share, subject to certain exceptions. For any transaction involving a penny stock, unless exempt, the rules require: (i) that a broker or dealer approve a person's account for transactions in penny stocks; and (ii) the broker or dealer receive from the investor a written agreement to the transaction, setting forth the identity and quantity of the penny stock to be purchased. In order to approve a person's account for transactions in penny stocks, the broker or dealer must: (i) obtain financial information and investment experience objectives of the person; and (ii) make a reasonable determination that the transactions in penny stocks are suitable for that person and the person has sufficient knowledge and experience in financial matters to be capable of evaluating the risks of transactions in penny stocks.

The broker or dealer must also deliver, prior to any transaction in a penny stock, a disclosure schedule prescribed by the SEC relating to the penny stock market, which, in highlight form: (i) sets forth the basis on which the broker or dealer made the suitability determination; and (ii) that the broker or dealer received a signed, written agreement from the investor prior to the transaction.

Generally, brokers may be less willing to execute transactions in securities subject to the "penny stock" rules. This may make it more difficult for investors to dispose of our common stock and cause a decline in the market value of our stock.

Disclosure also has to be made about the risks of investing in penny stocks in both public offerings and in secondary trading and about the commissions payable to both the broker-dealer and the registered representative, current quotations for the securities and the rights and remedies available to an investor in cases of fraud in penny stock transactions. Finally, monthly statements have to be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks.

BECAUSE WE DO NOT INTEND TO PAY ANY CASH DIVIDENDS ON OUR SHARES OF COMMON STOCK, OUR STOCKHOLDERS WILL NOT BE ABLE TO RECEIVE A RETURN ON THEIR SHARES UNLESS THEY SELL THEM.

We intend to retain any future earnings to finance the development and expansion of our business. We do not anticipate paying any cash dividends on our common stock in the foreseeable future. Unless we pay dividends, our stockholders will not be able to receive a return on their shares unless they sell them at a price higher than that which they initially paid for such shares.

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THE MARKET PRICE OF OUR SHARES OF COMMON STOCK IS SUBJECT TO FLUCTUATION.

The market prices of our shares may fluctuate significantly in response to factors, some of which are beyond our control, including:

•	The announcement of new products by our competitors

•	The release of new products by our competitors

•	Developments in our industry or target markets

•	General market conditions including factors unrelated to our operating performance

Recently, the stock market in general has experienced extreme price and volume fluctuations. Continued market fluctuations could result in extreme market volatility in the price of our shares of common stock which could cause a decline in the value of our shares.

THERE IS A VERY LIMITED TRADING MARKET FOR OUR SECURITIES.

There is currently only a limited trading market for our common stock. We cannot predict the extent investor interest will lead to development of an active trading market or how liquid that trading market might become. If an active trading market does not develop or is not sustained, it may be difficult for investors to sell shares of our common stock at a price that is attractive or at all. In such a case, you may find that you are unable to achieve any benefit from your investment or liquidate your shares.

BECAUSE WE ARE NOT SUBJECT TO COMPLIANCE WITH RULES REQUIRING THE ADOPTION OF CERTAIN CORPORATE GOVERNANCE MEASURES, OUR STOCKHOLDERS HAVE LIMITED PROTECTIONS AGAINST INTERESTED DIRECTOR TRANSACTIONS, CONFLICTS OF INTEREST AND SIMILAR MATTERS.

The Sarbanes-Oxley Act of 2002, as well as rule changes proposed and enacted by the SEC, the New York Stock Exchange, the Amex Equities Exchanges and NASDAQ, as a result of Sarbanes-Oxley, require the implementation of various measures relating to corporate governance. These measures are designed to enhance the integrity of corporate management and the securities markets and apply to securities which are listed on those exchanges or the NASAQ. Because we will not be seeking to be listed on any of the exchanges, we are not presently required to comply with many of the corporate governance provisions.

Because our directors are not independent, we do not currently have independent audit or compensation committees. As a result, the directors have the ability, among other things, to determine their own level of compensation. Until we comply with such corporate governance measures, regardless of whether such compliance is required, the absence of such standards of corporate governance may leave our stockholders without protections against interested director transactions, conflicts of interest and similar matters and investors may be reluctant to provide us with funds necessary to expand our operations.

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OUR ARTICLES OF INCORPORATION ALLOWS FOR OUR BOARD OF DIRECTORS TO CREATE NEW SERIES OF PREFERRED STOCK WITHOUT FURTHER APPROVAL BY OUR STOCKHOLDERS WHICH COULD ADVERSELY AFFECT THE RIGHTS OF THE HOLDERS OF OUR COMMON STOCK.

Our Board has the authority to fix and determine the relative rights and preferences of preferred stock. Our Board also has the authority to issue preferred stock without further stockholder approval. As a result, our Board could authorize the issuance of a series of preferred stock that would grant to such holders (i) the preferred right to our assets upon liquidation, (ii) the right to receive dividend payments before dividends are distributed to the holders of common stock and (iii) the right to the redemption of the shares, together with a premium, prior to the redemption of our common stock. In addition, our Board could authorize the issuance of a series of preferred stock that has greater voting power than our common stock or that is convertible into our common stock, which could decrease the relative voting power of our common stock or result in dilution to our existing common stockholders.

Any of the actions described in the preceding paragraph could significantly adversely affect the investment made by holders of our common stock. Holders of common stock could potentially not receive dividends that they might otherwise have received. In addition, holders of our common stock could receive less proceeds in connection with any future sale of the Company, whether in liquidation or on any other basis.

OUR OFFICERS AND DIRECTORS OWN A SUBSTANTIAL AMOUNT OF OUR COMMON STOCK AND, THEREFORE, EXERCISE SIGNIFICANT CONTROL OVER OUR CORPORATE GOVERNANCE AND AFFAIRS WHICH MAY RESULT IN THEIR TAKING ACTIONS WITH WHICH OTHER SHAREHOLDERS DO NOT AGREE.

Our executive officers and directors control approximately 53% of our outstanding common stock and a significant majority of the voting control of the Company as a result of their ownership of the Series A Preferred Stock. These stockholders, if they act together, may be able to exercise substantial influence over the outcome of all corporate actions requiring approval of our stockholders, including the election of directors and approval of significant corporate transactions, which may result in corporate action with which other stockholders do not agree. This concentration of ownership may also have the effect of delaying or preventing a change in control which might be in other stockholders’ best interest but which might negatively affect the market price of our common stock.

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MANAGEMENT

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

Directors and Executive Officers

The following table sets forth the names, ages and positions of our current board members and executive officers:

Name and Business Address	Age	Position
Eric Hagen	31	President, Chief Executive Officer and Director
Jonathan Hunt	41	Vice President, Secretary and Director
Steven Brandt	42	Vice President and Treasurer and Director

Our directors are elected for a term of one year and serve until such director’s successor is duly elected and qualified. Each executive officer serves at the pleasure of the Board.

The Company has no nominating, audit or compensation committees at this time.

Background Information

The following summarizes the occupational and business experience of our officers and directors.

Eric Hagen, age 31, has been a sales director at Classified Verticals since October 2013. Mr. Hunt was a sales director for DEX Media Corporation from March 2008 through June 2011. From January 2012 through December 2012, he was a sales director at Western Agency.

Jonathan Hunt, age 41, has been an electrician for the IBEW since 1998.

Steve Brandt, age 42, has been the owner and operator of The Cooler Company, a company which supplies and installs HVAC equipment in residential and commercial properties, for the last 18 years. In 2005 The Cooler Company filed for Chapter 11 bankruptcy, which was discharged in August 5th2005. Mr. Brandt is also the owner of Colorado Box Company, a company which manufactures furnace filter boxes for residential furnaces

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Robert E. Matuszewski has been serving as a consultant to the Company since June 2014. Mr. Matuszewksi has served as Management Consultant to REM since October 15, 2013. Mr. Matuszewski has served as President, CEO and Senior Executive of a multitude of tech, food and beverage and retail operations including Sentegra Inc., R2 Innovations, Show-Biz USA, Jimmy John's, Inc. and Denver based FeelGood Catalog. Mr. Matuszewski has spent the last nine years consulting throughout Asia and the USA for various products and Tech industries, including food and beverage packaging, high definition, lenticular print-packaging, CR80 Card Manufacturing, RFID/NFC integrated biometric devices, Point of Purchase displays, LED Components, Specialty Mechanical and various Composite Mold products.

Audit Committee and Financial Expert; Committees

The Company does not have an audit committee. We are not a "listed company" under SEC rules and are therefore not required to have an audit committee comprised of independent directors.

The Company has no nominating or compensation committees at this time. The entire Board participates in the nomination and audit oversight processes and considers executive and director compensation. Given the size of the Company and its stage of development, the entire Board is involved in such decision making processes. Thus, there is a potential conflict of interest in that our directors and officers have the authority to determine issues concerning management compensation, nominations, and audit issues that may affect management decisions. We are not aware of any other conflicts of interest with any of our executive officers or directors.

Family Relationships

There are no family relationships between any of our directors or officers.

Involvement in Certain Legal Proceedings

There are no legal proceedings that have occurred within the past ten years concerning our directors, or control persons which involved a criminal conviction, a criminal proceeding, an administrative or civil proceeding limiting one's participation in the securities or banking industries, or a finding of securities or commodities law violations.

Except as described above, Mr. Brandt, the owner of The Cooler Company which filed for Chapter 11 bankruptcy , which bankruptcy was discharged in August 2005, none of our directors or officers has been affiliated with any company that has filed for bankruptcy within the last ten years. We are not aware of any proceedings to which any of our officers or directors, or any associate of any such officer or director, is a party adverse to us or any of our or has a material interest adverse to us or any of our subsidiaries.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table provides certain information regarding compensation awarded to, earned by or paid to persons serving as our Chief Executive Officers during fiscal 2013 and 2012 (each a “named executive officer). No other executive officer has earned any compensation in fiscal 2012 and 2013.

Name and Principal Position	Fiscal Year Ended 12/31	Salary Paid ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)

John Ngitew (1)	2013	0	0	0	0	0	0
Former President and Chief Executive Officer	2012	0	0	0	0	0	0

_______________

(1)	Mr. Ngitew resigned as our President and Chief Executive Officer on March 19, 2014.

We have no pension, health, annuity, bonus, insurance, stock option, profit sharing or similar benefit plans.

Mr. Hagen, our President and a board member, has been receiving $3,000 from the Company since June 2014.

Outstanding Equity awards at Fiscal Year End

There are no outstanding equity awards made to any named executive officer that were outstanding at November 30, 2013.

Director Compensation

Pursuant to a Board resolution dated as March 31, 2014, each of Eric Hagen, Jonathan Hunt and Steven Brandt were granted monthly compensation from the Company equal to $15,000, of which $7,500 is to be paid in cash and $7,500 in shares of common stock, to be valued at a fifty percent (50%) discount off the average of the shares in the market for the preceding 20 trading days. As of June 2014, the three directors were issued an aggregate of 44,400 shares of common stock in consideration for their services as directors of the Company and were entitled to $91,000 in fees. Upon the issuance of the Series A to the three directors, the directors agreed to no longer accept shares of common stock as director compensation.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table lists, as of October 28, 2014, the number of shares of common stock beneficially owned by (i) each person, entity or group (as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) known to the Company to be the beneficial owner of more than 5% of the outstanding common stock; (ii) each of our named executive officers and directors and (iii) all officers and directors as a group. Information relating to beneficial ownership of common stock by our principal stockholders and management is based upon information furnished by each person using “beneficial ownership” concepts under the rules of the SEC. Under these rules, a person is deemed to be a beneficial owner of a security if that person directly or indirectly has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to dispose or direct the disposition of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the SEC rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary interest. Except as noted below, each person has sole voting and investment power with respect to the shares beneficially owned and unless otherwise indicated, the business address of each stockholder is c/o Cannabis Kinetics Corp., 3240 W. 7thAvenue, Unit 5, Westminster, Colorado 80030.

The percentages below are calculated based on 31,208,206 shares of common stock issued and outstanding on October 28, 2014.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Eric Hagen	4,944,401 (1)	15.8%
Jonathan Hunt	4,844,401(1)	15.5.8%
Steven Brandt	4,844,401(1)	15.5%
Robert Matuszewski (2)	1,500,000	4.8%
All directors and executive officers as a group (3 persons)	16,133,209	51.7%

__________________

(1) Does not include 18,333,200 shares issuable upon the conversion of 91,666 shares of Series A Stock owned by each of three officers and directors.

(2) Represents shares held by REM over which Mr. Matuszewski has voting and dispositive power.

Change-in-Control Agreements

The Company does not have any change-in-control agreements with any of its executive officers.

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DESCRIPTION OF SECURITIES

The Company is authorized to issue 261,000,000 shares of common stock, par value $0.001 per share and 10,000,000 shares of preferred stock, par value $0.001 per share, 5,500,000 of which have been designated as Series A Stock and 750,000 have been designated Series B Stock. As of October 28, 2014, 31,208,206 shares of common stock, 274,998 shares of Series A Stock and 2,931,648 shares of Series B Stock were issued and outstanding.

Common Stock

Each holder of shares of our common stock is entitled to one vote for each share held of record on all matters submitted to the vote of stockholders, including the election of directors. The holders of shares of common stock have no preemptive, conversion, subscription or cumulative voting rights. There is no provision in our articles of incorporation or bylaws that would delay, defer or prevent a change in control of our company.

Preferred Stock

Our board of directors may issue preferred stock in one or more series without stockholder approval. Our Board may determine the rights, preferences, privileges and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences, of each series of preferred stock. The issuance of preferred stock, while providing desirable flexibility in connection with possible acquisitions and other corporate purposes, could make it more difficult for a third party to acquire, or could discourage a third party from acquiring, a majority of our outstanding voting stock. The rights of holders of our common stock described above, will be subject to, and may be adversely affected by, the rights of any preferred stock that we may designate and issue in the future.

Series B Convertible Preferred Stock

On June 10, 2014, we filed with the Secretary of State of the State of Nevada a Certificate of Designation of Preferences, Rights and Limitations of Series B Convertible Preferred Stock designating 750,000 shares of the Company’s authorized preferred stock as Series B Stock.

The Series B Stock is convertible at any time at the option of the holder into shares of common stock at a conversion ratio of 6 shares of common stock for each share of Series B Stock, subject to adjustment in the case of stock splits, stock dividends, combination of shares and similar transactions and in the case of a business combination, including a merger, share exchange or consolidation of the Company with any other company or entity or the sale or other disposition of the Company’s assets. The Series A was amended on August 5, 2014 to provide that the conversion rate will be 24 shares of common stock.

Dividends accrue on each share of Series B Stock, at the rate of 4% per annum of the price paid by the holder for each Series B Stock, or $12 per share. Dividends shall be payable in cash on an annual basis. Until November 30, 2016, the Company has the right to pay the dividend in additional shares of Series B Stock. No dividends may be paid on shares of the common stock or any other equity securities of the Company which are junior in rights and liquidation preference to the Series B Stock until all accrued dividends on the Series B Preferred Stock have been paid.

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The Series B Stock has a liquidation preference of $12.00. No distribution shall be made to holders of shares of capital stock ranking junior to the Series B Preferred Stock upon liquidation, dissolution or winding-up of the Company, unless the holders of shares of Series B Stock have received an amount per share equal to $12.00 plus any accrued or declared and unpaid dividends.

A holder of Series B Stock shall be entitled to the number of votes per share equal to the number of shares of common stock into which such Series B Stock is convertible. The holders of Series B Stock shall vote on an as converted basis together with the holders of common stock as a single class on all matters presented to stockholders.

For so long as any shares of Series B Stock shall remain outstanding, the Company shall not, among others, (i) issue any debt, other than ordinary course working capital facilities, and certain ordinary course debt in connection with the acquisition of inventory, property, plant and/or equipment, (ii) the authorization of any other class or series of capital stock, in any case, ranking senior to the Series B Stock in any respect (including, without limitation, as to preferences upon liquidation, dissolution, winding up of the Company or upon a business combination or redemption or dividend rights, or with any special voting rights), other than the Series A Stock and Series C Convertible Preferred Stock which is contemplated; (iii) the issuance of any other class or series of capital stock ranking in parity with the Series B Stock, other than the Series A Stock and Series C Convertible Preferred Stock; or (iv) pay any dividend, except dividends payable in shares of common stock and in accordance with the terms of the Series A Stock and Series C Preferred Stock. The forgoing sentence shall not apply to the issuance of any securities in connection with the establishment of joint ventures or similar arrangements with strategic partners.

Any amendment to the Certificate of Designation for the Series B Stock requires the consent of the holders of at least two-thirds of the shares of Series B Stock then outstanding.

Series A Convertible Preferred Stock

On June 23, 2014, the Company filed with the Secretary of State of the State of Nevada a Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock designating 5,500,000 shares of the Company’s authorized preferred stock as Series A Stock.

The Series A Stock is convertible at any time at the option of the holder into shares of common stock at a conversion ratio of 200 shares of common stock for each share of Series A Stock, subject to adjustment in the case of stock splits, stock dividends, combination of shares and similar transactions and in the case of a business combination, including a merger, share exchange or consolidation of the Company with any other company or entity or the sale or other disposition of the Company’s assets.

The Series A Stock ranks junior to the Series B Stock and Series C preferred stock and pari passu (on an as converted basis) with the common stock of the Company upon liquidation, dissolution or winding-up of the Company.

A holder of Series A Stock shall be entitled to the number of votes per share equal to the number of shares of common stock into which such Series A Stock is convertible. The holders of Series A Stock shall vote on an as converted basis together with the holders of common stock as a single class on all matters presented to stockholders.

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Any or all shares of Series A Stock issued may not be sold, transferred or disposed of in any way, directly or indirectly (a “Transfer”), without first notifying and offering such shares to the other stockholders of the Series A Stock at the same price and upon the same terms and conditions as such shares are proposed to be Transferred to an unaffiliated bona fide third party.

The consent of the entire Board of Directors of the Company is required for the issuance of any additional Series A Stock.

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Our common stock has been quoted on the OTCQB under the symbol under the symbol LGSR and since June 2014, under the symbol CANK. Subsequent to the 1 for 10 reverse stock split effectuated on May 15, 2014, the high and low sales prices as reported on the OTCQB has ranged from a high of $3.00 per share to a low of $2.50.

The last reported sales price of our common stock on the OTCQB on October 27, 2014, was $1.35.

Penny Stock Rules

Our shares of common stock are subject to the "penny stock" rules of the Securities Exchange Act of 1934 and various rules under this Act. In general terms, "penny stock" is defined as any equity security that has a market price less than $5.00 per share, subject to certain exceptions. The rules provide that any equity security is considered to be a penny stock unless that security is registered and traded on a national securities exchange meeting specified criteria set by the SEC, authorized for quotation from the NASDAQ stock market, issued by a registered investment company, and excluded from the definition on the basis of price (at least $5.00 per share), or based on the issuer's net tangible assets or revenues. In the last case, the issuer's net tangible assets must exceed $3,000,000 if in continuous operation for at least three years or $5,000,000 if in operation for less than three years, or the issuer's average revenues for each of the past three years must exceed $6,000,000.

Trading in shares of penny stock is subject to additional sales practice requirements for broker-dealers who sell penny stocks to persons other than established customers and accredited investors. Accredited investors, in general, include individuals with assets in excess of $1,000,000 or annual income exceeding $200,000 (or $300,000 together with their spouse), and certain institutional investors. For transactions covered by these rules, broker-dealers must make a special suitability determination for the purchase of the security and must have received the purchaser's written consent to the transaction prior to the purchase. Additionally, for any transaction involving a penny stock, the rules require the delivery, prior to the first transaction, of a risk disclosure document relating to the penny stock. A broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative, and current quotations for the security. Finally, monthly statements must be sent disclosing recent price information for the penny stocks. These rules may restrict the ability of broker-dealers to trade or maintain a market in our common stock, to the extent it is penny stock, and may affect the ability of shareholders to sell their shares.

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Dividend Policy

The Company has never paid dividends on its common stock and does not anticipate that it will pay dividends in the foreseeable future. It intends to use any future earnings for the expansion of its business. Any future determination of applicable dividends will be made at the discretion of the board of directors and will depend on the results of operations, financial condition, capital requirements and other factors deemed relevant.

Equity Compensation Plan Information

The Company does not have an equity compensation plans.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On March 19, 2014, John Ngitew and Grace Parinas, the former principal stockholders and officers and directors of the Company entered into the Purchase Agreement which provided for the sale of 145,000,000 shares of common stock of the Company to Eric Hagen, our President and Chief Executive Officer and a director (49,000,000 shares); Jonathan Hunt, our Vice President, Secretary and a director (48,000,000 shares) and Steven Brandt, our Vice President, Treasurer and a director (48,000,000 shares). The consideration paid for the purchased shares, which represented 50% of the issued and outstanding share capital of the Company on a fully-diluted basis, was $21,750. Mr. Ngitew released the Company from all debts owed to him.

On March 31, 2014, May 8, 2014 and June 23, 2014, each of Messrs. Hagen, Hunt and Brandt, each an officer and director of the Company, were issued 19,000 shares, 50,000 shares and 37,500 shares of common stock of the Company as compensation for services performed for the Company for the months of March 2014, April 2014 and May 2014, respectively. Messrs. Brandt, Hunt and Hagen were each entitled to monthly compensation of $7,500 in cash and $7,500 in common stock of the Company based upon a 50% discount off the average of the previous 20 trading days. They have agreed that the Company will no longer have to issue the shares to them.

On June 20, 2014, the Company and each of Messrs. Brandt, Hunt and Hagen entered into an exchange agreement pursuant to which each such individual agreed to convert $2,750 owed to him by the Company into 91,666 shares of Series A Stock. Upon the exchange, the aggregate outstanding balance of $8,250 and any accrued interest thereon was deemed extinguished in consideration of the issuance of 274,998 shares of the Series A Stock.

Mr. Hagen, our President and a director, has been receiving $3,000 a month since June 2014.

Robert Matuszewski, a consultant to the Company, received $5,000 in June 2014 when he began consulting to the Company and has received $3,000 a month since such time.

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LEGAL PROCEEDINGS

Currently there are no legal proceedings pending or to our knowledge threatened against us. However, from time to time, we may become involved in various lawsuits and legal proceedings which arise in the ordinary course of business. Litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm our business.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

The Nevada Revised Statutes permits indemnification of directors, officers, and employees of corporations under certain conditions subject to certain limitations. The indemnification provided by the Company’s Articles of Incorporation and Bylaws is intended to be to the fullest extent permitted by the laws of the State of Nevada.

The Company’s bylaws provide that the Company will indemnify any of its officers or directors who is a party or is threatened to be made a party to any suit by reason of his being a director or officer, to the fullest extent permitted by Nevada law provided that the Company shall not be required to indemnify any director or officer in connection with any proceeding (or part thereof) initiated by such person unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized by the Board of Directors of the Company, or (iii) such indemnification is provided by the Company, in its sole discretion, pursuant to the powers vested in the Company under the Nevada Revised Statutes.

The foregoing summaries are necessarily subject to the complete text of the statute, articles of incorporation and bylaws referred to above and are qualified in their entirety by reference thereto.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, or otherwise, The Company has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933, as amended, and is, therefore, unenforceable.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(d) Exhibits.

10.7	Exclusive Distributorship Agreement effective as of September 25, 2014 between Ivory Coco International, LLC and Cannabis Kinetics Corp.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANNABIS KINETICS CORP.

Date: October 29, 2014	By	/s/ Eric Hagen
Name: Eric Hagen
Title: President and Chief Executive Officer

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